UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2013 (April 17, 2013)

TELESTONE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32503	84-1111224
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Floor 10, China Ruida Plaza

No. 74 Lugu Road

Shi Jingshan District

Beijing, People’s Republic of China 100040

(Address of principal executive offices)

Registrant’s telephone number, including area code (86)-10-6860-8335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2013, Telestone Technologies Corporation (the “Company”) received a letter (the “Letter”) from the NASDAQ Stock Market LLC (“NASDAQ”) indicating that the Company was not in compliance with the continued listing requirements under NASDAQ Listing Rule 5250(c)(1). The Letter, which the Company expected, was issued in accordance with NASDAQ procedures due to the Company’s inability to file its annual report on Form 10-K for the year ended December 31, 2012 with the Securities and Exchange Commission by the extended April 16, 2013 deadline.

The Company disclosed on April 16, 2013, that although the Company completed the audit of the parent company’s financial records in March 2013, the filing of the 2012 annual report on Form 10-K has been delayed because the Company will require additional time to obtain certain necessary financial records for the year ended December 31, 2012 from its Sichuan Ruideng subsidiary, which are needed to complete the audit of the Company’s consolidated financial results. The Company also stated that it is working diligently on this matter and intends to file its annual report on Form 10-K as soon as practicable. On April 17, the NASDAQ halted trading in Telestone’s shares.

Pursuant to NASDAQ Listing Rule 5101, NASDAQ has elected to exercise its discretionary authority to expedite the review process and has requested that the Company, if it chooses to do so, submit a plan to regain compliance with NASDAQ’s requirements for continued listing no later than May 1, 2013.

If the Company does not submit a plan of compliance, or if the plan is not accepted by NASDAQ, the Company may be subject to delisting procedures as set forth in the NASDAQ Listing Rules.

The Company believes it can provide NASDAQ with a satisfactory plan by May 1, 2013, to show that it will be able to return to compliance with the NASDAQ Listing Rules.

This Current Report on Form 8-K contains forward-looking statements. These statements are based on management’s current expectations and involve a number of risks and uncertainties, including risks described in our filings with the Securities and Exchange Commission. The Company’s actual results may differ materially from the Company’s anticipated or expected results and the results in the forward-looking statements.

Item 8.01	Other Events.

On April 19, 2013, the Company issued a press release announcing its receipt of the Letter. A copy of the press release is attached as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 19, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESTONE TECHNOLOGIES CORPORATION

Dated: April 19, 2013	By:	/s/ Han Daqing
	Name:	Han Daqing
	Title:	Chief Executive Officer